UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011

Network Equipment Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10255	94-2904044
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6900 Paseo Padre Parkway, Fremont, California 94555 ph: (510) 713-7300

(Address of principal executive offices, including zip code, and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2011, at the 2011 Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the “Company”), the stockholders approved an amendment to the Company's 2008 Equity Plan (the “Plan”) to increase the number of authorized shares of Common Stock available for issuance by an additional 1,400,000 and, at the same time reapprove, for tax purposes, the performance objectives for awards intended to qualify for deductibility under Section 162(m) of the US tax code.

A summary of the terms and conditions of the Plan (“Plan Summary”) is included in Proposal 3 of the Company’s proxy statement filed with the Securities and Exchange Commission on July 6, 2011 (“Proxy Statement”). The summary is qualified in all respects by the full text of the Plan, which is attached to the Proxy Statement as Exhibit A.  The Plan Summary and the Plan are incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders, held on August 9, 2011, the vote on the matters submitted to the stockholders was as follows:

1.

The nominees for election to the Board of Directors as Class III Directors were elected to serve until the 2014 Annual Meeting of Stockholders:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Frederick D. D’Alessio	18,521,738	103,255	7,711,998
C. Nicholas Keating, Jr.	18,558,997	65,996	7,711,998

2.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2012 was approved:

Votes for approval	26,234,148
Votes against	90,145
Abstentions	12,698

There were no broker non-votes for this proposal.

3.

The proposal to amend the Company's 2008 Equity Plan to increase the number of authorized shares of Common Stock available for issuance by an additional 1,400,000 and, at the same time reapprove, for tax purposes, the performance objectives for awards intended to qualify for deductibility under Section 162(m) of the US tax code was approved:

Votes for approval	14,509,482
Votes against	4,100,860
Abstentions	14,651
Broker Non-votes	7,711,998

4.

The proposal to approve, on an advisory basis, the fiscal 2011 compensation of the Company’s named executive officers was approved:

Votes for approval	18,281,199
Votes against	297,344
Abstentions	46,450
Broker Non-votes	7,711,998

5.

The proposal to select, on an advisory basis, the frequency of a stockholder vote to approve the compensation of the Company’s named executive officers resulted in a frequency of “every year” receiving the highest vote:

Votes for every 3 years	2,313,817
Votes for every 2 years	65,355
Votes for every year	16,209,194
Abstentions	36,627

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2011

Network Equipment Technologies, Inc.

By:	/s/ DAVID WAGENSELLER
Name:	David Wagenseller
Title:	Vice President and Chief Financial Officer